Warrants	9 Months Ended
Sep. 30, 2023
Warrants and Rights Note Disclosure [Abstract]
Warrants
(9)	Warrants

Warrants outstanding at September 30, 2023, and December 31, 2022, are as follows:

	September 30,	December 31,
	2023	2022
Public Warrants	8,333,272	—
Private Placement Warrants	5,933,333	—
Series B-3 Warrants	—	15,819,000
Total warrants	14,266,605	15,819,000

Public and Private Placement Warrant Liabilities

In connection with consummation of the Business Combination, the Company assumed the warrant liabilities associated with 8,333,272 MTAC Public Warrants. Each Public Warrant is exercisable to purchase one share of common stock at a price of $11.50 per share, subject to adjustment. As of September 30, 2023, there were 8,333,272 Public Warrants outstanding.

The Public Warrants will become exercisable 30 days after the completion of the Business Combination. The Public Warrants expire 5 years after the completion of the Business Combination or earlier upon redemption or liquidation.

On August 31, 2023, the Company filed an amended registration statement on Form S-1 a(as may be amended from time to time) with the SEC registering the issuance of the shares of common stock issuable upon exercise of the warrants and will use its best efforts to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of common stock until the warrants expire or are redeemed, as specified in the warrant agreement.

Once the warrants become exercisable, the Company may redeem for cash the outstanding Public Warrants:

a.	in whole and not in part;
b.	at a price of $0.01 per Public Warrant;
c.	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
d.

if, and only if, the reported closing price of the Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis.” The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, except as described below, the warrants will not be adjusted for issuances of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. Accordingly, the warrants may expire worthless.

In addition to the Public Warrants, the Company assumed the warrant liabilities associated with 5,933,333 MTAC Private Placement Warrants. The Private Placement Warrants are identical to the Public Warrants, except that the Private Placement Warrants and the common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or saleable until 30 days after the completion of the Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants. As of September 30, 2023, there were 5,933,333 Private Placement Warrants outstanding.

We determined that both the Public and Private placement Warrants do not meet the criteria to be equity classified and should be recorded as liabilities. Our analysis concluded liability classification under ASC 815, Derivatives and Hedging, as these warrants include a provision that could allow cash settlement upon an event outside the control of the Company, and such event may not result in a change in control of the Company. As a result, the Private and Public Warrants do not meet the criteria for equity classification.

At the close of the Business Combination, the fair values of the Public Warrants and Private Placement Warrants were $1,500 and $1,068, respectively. As of September 30, 2023, the fair values of the Public Warrants and Private Placement Warrants were $3,166 and $2,255, respectively. The fair value of the Public Warrants has been measured based on the quoted price of such warrants on the Nasdaq Global Market. The transfer of Private Placement Warrants to anyone outside of a small group of individuals who are permitted transferees would result in the Private Placement Warrants having substantially the same terms as the Public Warrants. Therefore, we determined that the fair value of each Private Warrant is equivalent to that of each Public Warrant.

Series B-3 Warrants

The Series B-3 Warrants were issued in conjunction with shares of Series B-2 preferred stock in October 2022, March 2023 and May 2023. Each warrant allowed the holder to purchase one share of Series B-3 preferred stock for $0.05. The Series B-3 Warrants expired at the earlier of October 5, 2028, or the closing date of a change of control transaction. All in-the-money warrants that were outstanding at a change of control transaction would automatically net exercise.

In July 2023, Series B-3 Warrants to purchase 2,239,309 shares of Series B-3 preferred stock were exercised for $4,530. At the Closing Date of the Business Combination, all in-the-money outstanding warrants and Series B-3 Warrants were net-exercised and converted to shares of common stock of Legacy TriSalus, then exchanged for shares of TriSalus common stock. Out-of-the-money warrants for other classes of preferred stock expired. The Series B-2 tranche liabilities also expired at the Closing Date of the Business Combination.

Subsequent Event: Warrant Repurchase Program

In August 2023, our Board approved a warrant repurchase program, authorizing the repurchase of some or all of the Public Warrants (the “Warrant Repurchase Program”). The Board authorized an aggregate expenditure of up to $4,000 for such repurchases. The repurchases may be made from time to time in open market or privately negotiated transactions. We may adopt one or more purchase plans pursuant to Rule 10b5-1 under the Exchange Act, in order to implement the Warrant Repurchase Program. The Warrant Repurchase Program does not obligate us to purchase any Public Warrants and may be terminated, increased or decreased by the Board in its discretion at any time. We adopted a purchase plan in October 2023. Through October 31, 2023, we had repurchased 28,502 Public Warrants for $10.